SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: September 6, 2005

                                   XSUNX, INC.
                                 ---------------
             (Exact name of registrant as specified in its charter)



 Colorado                   000-29621                   84-1384159
 --------                   ---------                   ----------
(State or other             (Commission               (IRS Employer
jurisdiction of             File Number)            Identification No.)
 incorporation)


                      65 Enterprise, Aliso Viejo, CA 92656
                      ------------------------------------
             (New address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 330-8060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations


Item 1.01 Entry into a Material Definitive Agreement

        None

Item 1.02 Termination of a Material Definitive Agreement

        None

Item 1.03 Bankruptcy or Receivership

        None


Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

        None

Item 2.02 Results of Operations and Financial Condition

        None

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

        None

Item 2.04 Triggering Envents That Accelerate or Increase a Direct Financial Obligation or an Obligation Under and Off-Balance Sheet Arrangement

        None

Item 2.05 Costs Associated with Exit or Disposal Activities

        None


Item 2.06 Material Impairments

        None


Section 3 - Securities Trading Markets

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

        None

Item 3.02 - Unregistered Sales of Equity Securities

        None


Item 3.03 Material Modification to Rights of Security Holders

        None


Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Account

        None

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

        None.


Section 5 - Corporate Governance and Mangement

Item 5.01 Changes in Control of Registrant

        None

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        None


Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        None

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

        None

Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provi-sion of the Code of Ethics.


Section 6 - [Reserved]

Section 7 - Reulation FD

Item 7.01 Regulation FD Disclosure

        None


Section 8 - Other Events

Item 8.01 Other Events

XsunX, Inc. announced today that the design of its mass production systems for the manufacture of its proprietary Power Glass photovoltaic "PV" films will provide for modular expansion capabilities.

The system design will provide for production capacities of as little as 1 megawatt annually while maintaining expansion capabilities, allowing manufacturers to ramp up to meet increasing production requirements incrementally through 20 megawatts or more. The Company believes that this modular approach may best suit the needs of manufacturers and their markets as the demand for building integrated PV increases.

The core design is based on a patented multi-chamber cluster tool approach using cassettes to control or handle rolls of thin plastic films. The rolls of material (transparent plastic films) are loaded into the cassettes and robotically moved between chambers or stations. Layers of transparent semiconductor and conducting materials are deposited onto the plastics in a manner which prevents cross contamination between chambers to achieve high performance, semi-transparent, large area solar cell devices. The system design allows for co-joining of cluster tool systems and hence, increased output, which can be a limiting factor in conventional in-line systems.

The modular cluster design may also provide manufacturers additional advantages such as reduced facility costs due to the smaller footprint size of systems, added redundancy allowing production throughput to continue even when a processing chamber fails, reductions in material costs through the use of inexpensive plastics, and the reduction of processing gases which further reduces material costs.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

        A.  Financial Statements - none

        B.  Exhibits -  Exhibit 99   Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 7, 2005

                                   XSUNX, INC.



                                   By: /s/ Tom Djokovich
                                       -----------------------------
                                       Tom Djokovich, CEO/President